Investor Relations September 20181

Forward-Looking Statements The following presentation contains forward-looking statements which are protected as forward-looking statements under the PSLRA, and which are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements”. These statements include, but are not limited to, statements regarding future: crude oil capacities, quality and price advantages, pricing and gathering system capacity; access to shale fields and/or domestic, locally gathered and/or Canadian crude oils; conversion and distillate yields; fertilizer facility flexibility, marketing agreements and netbacks; cost of operations; throughput and production; favorability of the macro environment including global crude oil supply, increased shale oil production, takeaway capacity, product demand, growth of global economies sustainably or at all, price environment, impacts of IMO 2020 and political and legislative landscapes; crude oil and condensate differentials; crack spreads; strategic initiatives including EHS improvements, ability to deliver high quality and profitable crude oil to our refineries, reduction of RINs exposure, biodiesel blending, development of wholesale or retail businesses, expansion of optionality to process WCS, light share oil and/or natural gas, improvement of liquid yield at Wynnewood by 3.5% or at all, reduction of SG&A casts, headcount reductions, ERP utilization, reduction of lost opportunities and improved capture rates; capital expenditures and turnaround expense; the Benfree, Isom and crude oil optionality projects including the costs, timing, returns, benefits and impacts thereof; ability to serve Southern Plains and Corn Belt areas; ability to minimize distribution costs and maximize netbacks; global fertilizer demand and nitrogen consumption; corn applications, uses, production, stocks, pricing and crops; ethanol consumption; population growth; decrease in farmland; biofuel consumption; diet evolution in developing countries; nitrogen capacity, supply and demand; on stream factors; feedstock costs; sales revenue; continued safe and reliable operations; and other matters.Youarecautionednottoputunduerelianceonsuchforward- looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other filings with the Securities and Exchange Commission by CVR Energy, Inc. (“CVI”), CVR Refining, LP (“CVRR”) or CVR Partners, LP (“UAN”). These forward-looking statements are made only as of the date hereof. Neither CVI, CVRR nor UAN assume any obligation to, and they expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

CVR Energy, Inc. (NYSE: CVI) Our mission is to be a top‐tier North American petroleum refining and nitrogen‐based fertilizer company as  measured by safe and reliable operations, superior financial performance and profitable growth. Our core values define the way we do business every day to accomplish our mission.  The foundation of our company is built on these core values.  We are responsible to apply our core values in all the decisions we make and actions we take.  Safety ‐ We always put safety first. The protection of our employees, contractors and communities is paramount. We have an unwavering commitment to safety above all else.   If  it’s not safe, then we don’t do it.  Environment ‐ We care for our environment.  Complying with all regulations and minimizing any environmental impact from our operations is essential. We understand our obligation to the  environment and that it’s our duty to protect it. Integrity ‐ We require high business ethics. We comply with the law and practice sound corporate governance. We only conduct business one way—the right way with integrity.  Corporate Citizenship ‐ We are proud members of the communities where we operate.  We are good neighbors and know that it’s a privilege we can’t take for granted. We seek to make a positive economic impact through our  financial donations and the contributions of time, knowledge and talent of our employees to the places where we live and work.  Continuous Improvement ‐ We believe in both individual and team success.  We foster accountability under a performance‐driven culture that supports creative thinking, teamwork and personal development so that  employees can realize their maximum potential. We use defined work practices for consistency 3 3

CVR Energy, Inc. (NYSE: CVI) CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy and its subsidiaries serve as the general partner and own 81 percent of the common units of CVR Refining. CVR Energy subsidiaries serve as the general partner and own 34 percent of the common units of CVR Partners. CVR Refining, LP CVR Partners, LP  (NYSE: CVRR) (NYSE: UAN) • 2 strategically located mid‐ • 2 strategically located  continent refiners close to  facilities serving the  Cushing, Oklahoma Southern Plains and Corn  • Approximately 206,500 bpcd  Belt markets of crude processing • Facility flexibility due to  • Directly coupled to the  storage capabilities at the  SCOOP / STACK shale oil  facilities and offsite fields • Complimentary logistic assets  • Freight advantaged  with potential EBITDA of   marketing channels   approximately $75 million  resulting in higher net back  per year prices • Access to quality and price  • Marketing agreement with  advantaged crude – 100% of  LSB Industries Pryor, OK,  crude purchased is WTI based facility’s UAN production • 92% conversion to light  products & 42% distillate  yield 4 4

Asset Footprint Refining - 206,500 bpcd of nameplate crude distillation capacity - Located in Group 3 of PADD II Cushing & SCOOP / STACK Centric - Our refineries are strategically located. ~ 100 to 130 miles from Cushing, OK - Historical space on key pipelines - Access to domestic inland, locally gathered and Canadian crudes Logistics - Crude supply pipeline system of 170,000 bpcd - Crude oil gathering system with capacity over 115,000 bpd serving Kansas, Nebraska, Oklahoma and Missouri 6

Strategically Located Mid-Con Refineries Crude Supply Network Marketing Network 7

High-Quality Refining Assets Consolidated Favorable High Distillate Yield (1) Consolidated Low Cost Operator(1) (2) Total Throughput(1) Total Production(1) Other feedstocks Other(3) Heavy Sour 6% 7% Condensate 2% 3% Asphalt 1% Gasoline 50% 205,539 205,930 bpd bpd Distillate 42% Sweet 89% (1) For the last twelve months ended June 30, 2018. 8 (2) Operating expenses calculated on a per barrel of total throughput excluding direct turnaround expenses (does not include SG&A). (3) Other includes pet coke, NGLs, slurry, sulfur and gas oil, and specialty products such as propylene and solvents; excludes internally produced fuel. 8

Favorable Macro Environment Feedstock Supply  • Abundant global supply of crude oil • Increased U.S. shale‐oil production • Limited Canadian pipeline takeaway capacity  Product Demand • Global economies aligned for sustainable growth • Sustained product demand driven by: • lower price environment   • IMO 2020 Regulatory Landscape • Constructive U.S. legislative landscape • Improved political landscape on RFS  • Positive Energy development in the U.S. 9

Favorable Macro Environment Source: Market view as of August 30, 2018 10

Strategic Initiatives • To continue and improve in all Environmental, Health and Safety matters. Safety is Job 1. Safe operation is generally a reliable operation • Leverage our strategic location and our proprietary gathering system to deliver high quality and profitable crude to our refineries. • Reduce our Renewable Identification Number exposure. • Biodiesel blending facilities at all of our racks. • Build a wholesale / retail business. • Expand our optionality to process WCS, light‐ shale oil, and natural gasoline at the Coffeyville Refinery. • Improve Liquid Yield recovery at the Wynnewood Refinery by 3.5%. • Reduce SG&A costs via ERP utilization and headcount reductions. • Reduce lost opportunities and improve capture rates. 11

Capital Expenditures and Turnaround Expense Note: As of June 30, 2018 12

Long-Term Value Creation Projects Benfree Unit Repositioning at Wynnewood • Expected to improve liquid yield by  1% or 750 bpd of high octane  gasoline • Total capital cost of $12 million • Expected return of 90‐plus percent  at $65 per barrel priced crude oil • Project completion expected during  spring 2019 turnaround • In construction –Board approved 13

Long-Term Value Creation Projects Isomerization Unit at Wynnewood • Run more SCOOP / STACK condensate  crude • Improvement in liquid volume yield  • Increased capability to generate premium  gasoline • Reduced benzene content of gasoline • Total capital cost of approximately $90  million • Expected return greater than 25 percent • Project completion expected 2021 14

Long-Term Value Creation Projects Crude Optionality Phase 1 at Coffeyville • Identified changes required to allow  running price advantaged crudes  and / or Natural Gasoline  Additional Naphtha Hydrotreating  Additional Isomerization  Tier III Gasoline Flexibility • Expected return greater than 30% • Timing for project completion is   2022 15

Strategically Located Assets  Large geographic footprint  serving the Southern Plains  and Corn Belt region  Well positioned to minimize  distribution costs and  maximize net back  New rail loading rack at  Coffeyville increases  optionality of customer  markets due to greater  access to BNSF delivery  points   Facility flexibility due to  storage capabilities at the  plants and offsite locations   Marketing agreement with  LSB Industries Pryor, OK,  facility’s UAN production 17

MARKET FUNDAMENTALS

Solid Historical Fertilizer Demand

- Global fertilizer demand has historically increased in-line with population and income growth
- Nitrogen represents ~60% of global fertilizer consumption
  - Must be applied annually
  - Most important determinant of plant growth and crop yield
- Corn production consumes largest amount of fertilizer followed by wheat

Global Fertilizer Consumption



Billions of Metric Tonnes
Population in Billions
200
150
100
50
0
8
6
4
2
0
1980
1985
1990
1995
2000
2005
2010
2015
Nitrogen
Phosphate
Potash
World Population (billions)

Global Arable Land per Capita



Hectares per Person
0.26
0.24
0.22
0.20
0.18
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Note: Nutrient Tons; Fertilizer Years.

Source: International Fertilizer Industry Association; U.S. Bureau of the Census (International Data Base) and USDA.

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MARKET FUNDAMENTALS Corn Demand in the U.S. U.S. Domestic Corn Use (Bushels in billions)  Corn has variety of uses and 14 applications, including feed grains, 12 10 ethanol for fuel and food, seed and 8 industrial (FSI) 6 4  Feed grains 2 0 − ~96% of domestic feed grains are supplied by corn Feed / Residual Use Ethanol FSI − Consumes ~38% of annual corn crop(1) Domestic Corn Planted Acres and Yield per Acre Million planted acres Bushels per harvested acre 120 200 180  Ethanol 100 160 140 (1) 80 − Consumes ~38% of annual corn crop 120 60 100 80 40  Corn production driven more by 60 40 20 yield than acres planted 20 0 0 Source: USDA Economic Research Service and USDA WASDE. Planted acres Yield per acre (1) Based on most recent five year average. 19

MARKET FUNDAMENTALS Corn Demand in the U.S.  Global nitrogen consumption is Global Fertilizer Consumption projected to increase between 2005 and 250.0 2025 driven by: 200.0 − Population growth 150.0 − Decrease in farmland per capita Million Tonnes 100.0 − Biofuel consumption 50.0 − Continued evolution to more protein-based diets in developing countries 0.0  Nitrogen fertilizer is a relatively small component of farmers’ cost profile U.S. Nitrogen Consumption Sample 2018 Corn Belt Variable Cost Budget 20.0 18.0 16.0 Other 14.0 9.2% Machinery 12.0 20.3% 10.0 Chemicals 16.0% Million Tonnes 8.0 6.0 Phosphate & Potash Seed 4.0 10.7% 27.9% 2.0 Nitrogen 0.0 15.9% Source: International Fertilizer Industry Association, Iowa State University Ag Extension and FAO. 20

MARKET FUNDAMENTALS U.S. Nitrogen Supply & Demand Corn Stocks to Use Compared to Net Back Fertilizer Pricing U.S. Nitrogen Supply 16,000 14,000 12,000 10,000 8,000 6,000 4,000 (000’s of nitrogen tons) metric 2,000 0 • Estimated reduced corn stocks supports improving  fundamentals for corn prices -2,000 • 2018 UAN summer fill prices improved $30 to $40  -4,000 per ton over last year Production Imports Exports • Major global nitrogen capacity build cycle largely  complete in 2018.  Product demand expected to  exceed new supply for the next several years Source: NPK Fertilizer Consultant, USDA, Blue Johnson and Associates, Inc. 21

Key Operating Statistics Coffeyville East Dubuque On-Stream Factors On-Stream Factors Gasification 98.5% Ammonia 96.8% 96.9% 98.4% 95.6% 97.4% 95.4% 95.6% UAN 94.0% 92.6% 92.6% 94.9% 97.0% 90.4% 92.0% 95.1% 95.3% 95.0% 94.4% 90.2% 87.7% 93.1% 91.0% 83.6% 90.3% 91.1% 91.9% 92.0% 87.5% 91.7% 86.4% 90.0% 87.3% 84.1% Ammonia 87.3% UAN 2012 2013 2014 2015 2016 2017 2018 E 2012 2013 2014 2015 2016 2017 2018 E Consolidated Feedstocks Costs(1) Consolidated Sales Revenue(1) Hydrogen Urea  12% Products 7% Ammonia 27% Natural Gas 65% Pet Coke 23% UAN 66% (1) For the last twelve months ended June 30, 2018. 22

Capital Expenditures and Turnaround Expenses East Dubuque  East Dubuque  Merger on  Merger on  April 1, 2016 April 1, 2016 Note: As of June 30, 2018 23

APPENDIX

Non-GAAP Financial Measures EBITDA represents net income (loss) attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income; (ii) income tax expense (benefit); and (iii) depreciation and amortization, less the portion of these adjustments attributable to noncontrolling interest. Adjusted EBITDA represents EBITDA adjusted for consolidated (i) FIFO impact (favorable) unfavorable; (ii) major turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iii) (gain) loss on derivatives, net; and (iv) current period settlements on derivative contracts. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. We believe that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders. Direct operating expenses, excluding major turnaround expenses, per total throughput barrel. For both refining margin and refining margin adjusted for FIFO impact, we present these measures on a per total throughput barrel basis. In order to calculate these non-GAAP operating metrics, we utilize the total dollar figures for refining margin and refining margin adjusted for FIFO impact, as derived above and divide by the applicable number of total throughput barrels for the period. 25

Non-GAAP Financial Measures

($ in millions)	2014	2015	2016	2017	3Q 2017	4Q 2017	1Q 2018	2Q 2018	LTM June 30, 2018
Net income (loss) attributable to CVR Energy Stockholders	$ 174	$ 170	$ 25	$ 234	$ 22	$ 201	$ 66	$ 51	$ 340
Interest expense and other financing costs, net of interest income	39	47	83	109	27	27	26	27	107
Income tax expense	98	85	(20)	(217)	9	(235)	21	17	(188)
Depreciation and amortization	154	164	193	214	54	55	53	55	217
Adjustments attributable to noncontrolling interest	(65)	(75)	(127)	(151)	(37)	(38)	(36)	(39)	(150)
EBITDA	$ 400	$ 391	$ 154	$ 190	$ 75	$ 10	$ 130	$ 111	$ 326
FIFO impact, (favorable) unfavorable	161	60	(52)	(30)	(15)	(30)	(20)	(22)	(87)
Share based compensation	12	13	-	-	-	-	-	-	-
Major scheduled turnaround expenses	7	109	38	83	24	43	-	6	73
Loss on extinguishment of debt	-	-	5	-	-	-	-	-	-
Gain on derivatives, net	(186)	29	19	70	17	65	(60)	(10)	12
Current period settlements on derivative contracts	122	(26)	36	(17)	-	(18)	14	17	13
Flood insurance recovery	-	(27)	-	-	-	-	-	-	-
Expenses associated with the East Dubuque Merger	-	2	3	-	-	-	-	-	-
Insurance recovery - business interruption	-	-	(2)	(1)	(1)	-	-	-	(1)
Adjustments attributable to noncontrolling interest	(43)	(52)	(20)	(37)	(9)	(21)	22	1	(7)
Adjusted EBITDA	**$ 474**	**$ 499**	**$ 182**	**$ 258**	**$ 91**	**$ 49**	**$ 86**	**$ 103**	**$ 329**

In USD Millions, except per bbl data

	3Q 2017	4Q 2017	1Q 2018	2Q 2018	LTM June 30, 2018
Direct operating expenses	$ 121	$ 135	$ 93	$ 94	$ 442
Major turnaround expenses	(22)	(43)	-	-	(65)
Direct operating expenses excluding turnaround	$ 99	$ 92	$ 93	$ 94	$ 378
Throughput (bpd)	213,606	203,263	188,368	216,665	
Total Throughput (mm bbls)	20	19	17	20	75
Direct operating expenses excluding turnaround expenses per total throughput barrel					$ 5.04

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CVR Energy

Non-GAAP Financial Measures Reconciliation of Net Income attributable to CVR Energy to Projected Logistics EBITDA USD Millions Net Income attributable to CVR Energy$           53 ‐ $          59 Income tax expense 11 ‐ 13 Depreciation and amortization                6 ‐                8 Projected EBITDA$           70 ‐ $          80 Note: reconciliation above excludes non-controlling interest impacts as those are not estimable. 27

Organizational Structure IEP Public 70.8% 29.2% CVR Energy, Inc. (CVI) 100% Holding Companies (1) 100% Coffeyville Resources, LLC 14.7% 100% 100% 34.4% CVR Refining Holdings, LLC CVR GP, LLC Public 100% 65.9% 65.6% CVR Refining GP, LLC CVR Partners, LP CVR Refining, LP (UAN) (CVRR) 15.5% Public Coffeyville Resources 100% 3.9% Nitrogen Fertilizers, (2) IEP LLC CVR Refining, LLC CVR Nitrogen, LP 100% 100% Petroleum Refining and Coffeyville Finance Inc. East Dubuque Nitrogen Logistics Operating Fertilizers, LLC(3) Subsidiaries (4) (1) Includes Coffeyville Nitrogen Fertilizers, Inc., CL JV Holdings, LLC, Coffeyville  Refining & Marketing Holdings, Inc., Coffeyville  Refining & Marketing, Inc., Coffeyville  Terminal, Inc., Coffeyville Crude Transportation, Inc., and Coffeyville Pipeline, Inc. (2) Includes CVR Partners Fertilizer Business. (3) Includes East Dubuque Facility. (4) Includes Wynnewood Energy Company, LLC, Wynnewood Refining Company, LLC, Coffeyville Resources Refining & Marketing, LLC, Coffeyville Resources Crude  Transportation, LLC, Coffeyville Resources Terminal, LLC, and Coffeyville Resources Pipeline, LLC. 28